                                                                     EXHIBIT 4.2

73063

             PAR VALUE $.01                                         COMMON STOCK

                 NUMBER                                                SHARES
            MC _____________                                           ______

      [MERITAGE CORPORATION LOGO]

      [MERITAGE CORPORATION SEAL]

                                   [GRAPHIC]


      INCORPORATED UNDER THE LAWS
        OF THE STATE OF MARYLAND                    CUSIP 59001A 10 2


  THIS CERTIFICATE IS TRANSFERABLE IN      SEE REVERSE FOR IMPORTANT NOTICE ON
    THE CITIES OF SAN FRANCISCO, CA,         TRANSFER RESTRICTIONS AND OTHER
  RIDGEFIELD PARK, NJ OR NEW YORK, NY                  INFORMATION

                              MERITAGE CORPORATION

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF
           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                        [CERTIFICATE OF STOCK WATERMARK]
Meritage Corporation (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the "Charter") and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
     MELLON INVESTOR SERVICES LLC
          TRANSFER AGENT AND REGISTRAR

BY                                                Larry W. Seay
     AUTHORIZED SIGNATURE                         SECRETARY

     Steven J. Hilton                             /s/ John R. Landon
     CO-CHAIRMAN, CO-CEO                          CO-CHAIRMAN, CO-CEO

     [SPECIMEN]
     [42302]
     [ABN SECOL]

     The Corporation is authorized to issue two classes of capital stock which are designated as Common Shares and Preferred Shares. The Board of Directors is authorized to determine the preferences, limitations, and relative rights of the Preferred Shares before the issuance of any Preferred Shares. The Corporation will furnish, without charge, to any shareholder making a written request therefor, a copy of the Corporation's Charter and a written statement of the designations, relative rights, preferences and limitations applicable to each such class of stock. Requests for such written statement may be directed to the Secretary of the Corporation, at the Corporation's principal executive office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                          Custodian
                    ------------------------           -------------------------
                           (Cust)                         (Minor)
                    under Uniform Gifts to Minors Act

                    ------------------------------------------------------------
                                         (State)

UNIF TRF MIN ACT -                      Custodian (until age                   )
                    -------------------                      -----------------
                           (Cust)
                                                         under Uniform Transfers
                    ------------------------------------

                    to Minors Act ----------------------------------------------
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE TYPE OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------

                                      X
                                        ----------------------------------------
                                      X
                                        ----------------------------------------
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                NOTICE: UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

[SPECIMEN]
[42302]
[ABN SECOL]